UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2006

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2006, Consumers Energy Company ("Consumers"), a wholly owned subsidiary of CMS Energy Corporation ("CMS Energy"), signed an Asset Sale Agreement (the "Sale Agreement") with Entergy Nuclear Palisades, LLC ("Entergy"), an indirect wholly owned subsidiary of Entergy Corporation. Pursuant to the Sale Agreement, Consumers has agreed to sell its 798 megawatt Palisades Nuclear Power Station located in Covert Township, Michigan (the "Plant") to Entergy. The purchase price, subject to adjustment for changes in assumed working capital and capital expenditures, is approximately $380 million. See the News Release dated July 12, 2006, which is attached as Exhibit 99.1, for additional information.

The Sale Agreement contains a number of customary representations, warranties, covenants and closing conditions found in similar transactions. The closing conditions include approvals of the Federal Energy Regulatory Commission ("FERC"), the Nuclear Regulatory Commission, the Michigan Public Service Commission (the "MPSC") and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Sale Agreement also contains indemnification provisions subject to specified limitations as to time and amount. The closing of the transaction is targeted for the first quarter of 2007. However, Consumers and CMS Energy cannot predict with certainty whether or when the closing conditions will be satisfied or whether or when this transaction will be consummated.

Also on July 11, 2006, Consumers and Entergy entered into a Power Purchase Agreement (the "PPA"). The term of the PPA is 15 years and provides that Consumers will purchase 100% of the current capacity and energy of the Plant on a unit contingent basis. Pricing is structured such that Consumers’ ratepayers will retain the benefits of the Plant’s low-cost nuclear generation.

Closing conditions of the PPA include approvals by the FERC and the MPSC. The PPA will become effective on the closing date of the sale of the Plant. Consumers and CMS Energy cannot predict with certainty whether or when the closing conditions will be satisfied or whether or when the PPA will become effective.

A copy of the Sale Agreement and the PPA will be filed with CMS Energy’s and Consumers’ future Securities and Exchange Commission ("SEC") filings as required under SEC regulations.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 News Release dated July 12, 2006

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s and Consumers’ Forms 10-K for the Year Ended December 31, 2005 and as updated in CMS Energy’s and Consumers’ Forms 10-Q for the Quarter Ended March 31, 2006 (all such “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

July 12, 2006	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

July 12, 2006	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release dated July 12, 2006